UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2007

NEFF RENTAL LLC

(Exact name of issuer of registrant as described in its charter)

Delaware	11-3753649
(State or other jurisdiction of	(I.R.S. Employer
incorporation)	Identification No.)

3750 N.W. 87th Avenue, Suite 400
Miami, FL	33178
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code:  (305) 513-3350

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01          Regulation FD Disclosure.

Neff Rental LLC and Neff Finance Corp. (the “Companies”) announced on May 4th that they had commenced cash tender offers and consent solicitations (together, the “Offers”) for any and all of their $245,000,000 in aggregate principal amount of 11 1/4% Second Priority Senior Secured Notes due 2012 (CUSIP No. 640096AC7) and any and all of their $80,000,000 in aggregate principal amount of 13% Senior Subordinated Notes due 2013. The Companies issued a press release announcing the Offers on May 4, 2007, a copy of which is furnished as Exhibit 99.1, and is incorporated by reference herein.

Item 9.01.       Financial Statements and Exhibits.

         (d)      Exhibits

99.1         Press Release dated May 4, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEFF RENTAL LLC

	By:	/s/ Mark Irion
	Name:	Mark Irion
	Title:	Chief Financial Officer, Vice President, Secretary and Treasurer
Date: May 4, 2007